Exhibit 10.1

Dated    10th June, 1999



                              WILLIAM THOMAS LARGE

                                       And

                             DESIGNER APPLIANCES LTD




                               DEED OF ASSIGNMENT

                                       OF

                          INTELLECTUAL PROPERTY RIGHTS

                                    OWNED BY

                              WILLIAM THOMAS LARGE



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               DEED OF ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS


THIS ASSIGNMENT is made on: Dated 10th June 1999


BETWEEN:

1. WILLIAM THOMAS LARGE c/o 26 Batterbee Close, Haslington, Crewe, Cheshire, CW1 5NN ("WTL")

2. DESIGNER APPLIANCES LTD (registered Company Number 3716661) whose registered office is at Arkwright House, Parsonage Gardens, Manchester, M3 2LE ("DAL")


RECITALS

WHEREAS WTL wholly owns DAL having incorporated DAL for the purpose of exploiting Intellectual Property Rights ("IPR") into the Domestic Appliance market.

WTL has designed and developed valuable Intellectual Property Rights hereinafter detailed in the Schedule and has agreed to Assign such rights to DAL under the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED:

DEFINITIONS

1. IN this agreement and schedules hereto unless otherwise requires the following expressions shall have the following meanings:-

         "Intellectual Property Rights"              Means the registered and
                                                     unregistered design rights
                                                     to design concepts relating
                                                     to their shape, form and
                                                     function.

         "Products"                             Refers to the use of the designs
                                                assigned under this agreement
                                                specifically to the Domestic
                                                Appliance's market.

1.2 References herein to this "Agreement" shall be deemed to include the Schedule hereto.

2.       ASSIGNMENT

         Pursuant to this Agreement and for the "Consideration" hereinafter defined WTL hereby



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         ASSIGNS absolutely to DAL free to encumbrances all its right and title and interest in and to the IPR and all rights, powers, liberties and immunities arising or accrued from them including the right to sue for damages and other remedies in respect of any infringement of such rights prior to the date hereof and the right to apply for, prosecute and obtain registered design or similar protection throughout the world in respect of designs in the applications including the right to claim priority from them to the intent that the grant of a registered design or similar protection shall be in the name of DAL.

3.       FURTHER ASSURANCE

         WTL further covenants that at the request and cost of DAL it will at a time hereafter do all such acts and execute all such documents as may reasonably be necessary or desirable to secure the vesting in DAL of all rights assigned to DAL under this agreement, to assist the prosecution of Applications and to assist in the resolution of any question concerning the Applications including proceedings for their infringement or impugning their validity.

4.       WARRANTY

         WTL warrants to DAL that the Applications stand in its own name and that it has not been assigned or granted any licence under them to a third party.

5.       CONSIDERATION

         DAL in consideration for the Assignment herein will pay WTL the sum of(pound)70,000 as follows:-

         (pound)20,000 as shares in DAL of the ordinary share capital of DAL signatory to this agreement being deemed as fully paid and shares issued within 14 days of completion.

         (pound)50,000 to be fully paid to WTL within 6 months of the date of this agreement.

6.       LAW AND JURISDICTION

         This Assignment shall be governed by and construed in accordance with English law and the parties thereto submit to the jurisdiction of the English courts.

IN WITNESS whereof this Assignment has been as a deed the day and year first above written.



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                                    SCHEDULE

                     Products Assigned under this Agreement.


1. The unregistered and registered design rights to a Table Top design for a vacuum cleaner UK Patent Offices design registration Application Number 2802459.

2.       The design of a toaster known as the 'Wurlitzer',

3.       The design of a fan known as the 'Typhoon'

4.       The design of a kettle known as 'Thalia'

5.       The designs for space heaters known as 'Desert Heat'

6.       The designs for 'Heated Heath Screens'.


EXECUTED AND DELIVERED AS A
DEED BY WILLIAM THOMAS LARGE




EXECUTED AND DELIVERED AS A
DEED BY DESIGNER APPLIANCES LTD
Acting By


         Director